SECURITIES AND EXCHANGE COMMISSION
Washington, DC

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
July 25, 2002

Commission File Number: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization) 8 Perimeter Center East Suite 8050	(IRS employer identification no.)
Atlanta, GA 30346	770-901-9020
(Address of Principal Executive Offices) (Zip Code)	(Registrant’s Telephone Number Including area code)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

99.1	Press Release Announcing Common Dividends for Second Quarter

Item 9.    Other Events

On July 25, 2002, Jameson Inns, Inc. issued a press release announcing the declaration of the second quarter dividends on its common shares. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

By:	/s/ CRAIG R. KITCHIN
Craig R. Kitchin President & Chief Financial Officer

Dated as of July 25, 2002